                            HERITAGE HOLDINGS, INC.
                            HERITAGE OPERATING, L.P.
                         8801 S. YALE AVENUE, SUITE 310
                             TULSA, OKLAHOMA  74137
                                 (918) 492-7272


                                                                   July 25, 1996


To:      Each of the Purchasers Named in the
         Purchaser Schedule Attached Hereto


Ladies and Gentlemen:

         Reference is made to the Note Purchase Agreement, dated as of June 25, 1996 (the "Agreement"), among Heritage Holdings, Inc., Heritage Operating, L.P. and the Purchasers named in the Purchaser schedule attached thereto. Terms used herein that are not otherwise defined shall have the meanings set forth in the Agreement.

         The Operating Partnership and Heritage request that the Purchasers amend the Agreement to clarify the original intention of the parties thereto that the Company be permitted to incur under Section 6B ("Indebtedness") the Non- Compete Obligations that it is permitted to incur under clause (viii) of
Section 6C ("Liens").

         Accordingly, the Operating Partnership and Heritage agree with the Purchasers as follows:

         For the purpose of clarifying the original intention of the parties to the Agreement, Section 6B(xii) of the Agreement is hereby amended, effective as of June 25, 1996, to read in its entirety as follows, as if at all times on and after such date so written (the language added hereby being indicated by double underscoring):

                 "(xii) the Company may become and remain liable with respect to Indebtedness incurred in respect of Capitalized Lease Obligations and Non-Compete Obligations; provided that the Lien in respect thereof is permitted by clause (viii) of Section 6C,"


         Except as otherwise expressly provided herein, the Agreement shall be in full force and effect and applicable in all respects to this letter.
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The foregoing letter is hereby accepted as of the
date first above written.

JOHN HANCOCK MUTUAL LIFE
INSURANCE COMPANY

By:  /s/
    -----------------------------------
    Name:   Eileen M. Furde
    Title:  Investment Officer


JOHN HANCOCK VARIABLE LIFE
INSURANCE COMPANY

By:  /s/
    -----------------------------------
    Name:   Margaret Stapleton
    Title:  Vice President


MELLON BANK, N.A., solely in its capacity as Trustee for the AT&T MASTER PENSION
TRUST, (as directed by John Hancock Mutual
Life Insurance Company), and not in its
individual capacity

By:  /s/
    -----------------------------------
    Name:
    Title:

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

By:  /s/
    -----------------------------------
    Name:   Richard C. Morrison
    Title:  Managing Director


PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY

By:  /s/
    -----------------------------------
    Name:  Scott A. Bennett
    Title: Assistant Director-Securities
           Investment

By:  /s/
    -----------------------------------
    Name:  DO. Bralleby
    Title: Second Vice President-Securities
           Investment





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

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

By:  /s/
    -----------------------------------
    Name:   John Litchfield
    Title:  Director-Private Placements


MONY LIFE INSURANCE COMPANY OF
AMERICA

By:  /s/
    -----------------------------------
    Name:
    Title:

THE MUTUAL LIFE INSURANCE
COMPANY OF NEW YORK

By:  /s/
    -----------------------------------
    Name:
    Title:

PACIFIC MUTUAL LIFE INSURANCE
COMPANY

By:  /s/
    -----------------------------------
    Name:   William Schmidt
    Title:  Assistant Vice President

By:  /s/
    -----------------------------------
    Name:   Peter S. Fick
    Title:  Assistant Secretary


PHOENIX HOME LIFE MUTUAL
INSURANCE COMPANY

By:  /s/
    -----------------------------------
    Name:   Paul M. Chute
    Title:  Managing Director





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
WISCONSIN NATIONAL LIFE INSURANCE
COMPANY

By:  /s/
    -----------------------------------
    Name:   Carl S. Thigpen
    Title:  Vice President, Investments


By:  /s/
    -----------------------------------
    Name:   Vita P Bates
    Title:  Assistant Vice President,
            Investments





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